                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                          Nashville Country Club, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     (5) Total fee paid:

- --------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

- --------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

- --------------------------------------------------------------------------------
     (3) Filing Party:

- --------------------------------------------------------------------------------
     (4) Date Filed:

- --------------------------------------------------------------------------------

August 30, 1996




Dear Fellow Shareholder:

         This year's Annual Meeting of Shareholders (the "Meeting") will be held on Monday, September 16, 1996, at the Liftside Inn at The Village at Breckenridge Resort, Breckenridge, Colorado, commencing at 9:00 a.m. local time. You are cordially invited to attend. The matter which you will be asked to consider is the election of directors as described in the attached Proxy Statement and Notice of Annual Meeting. The Company's Board of Directors recommends election of management's eleven nominees for the Board of Directors.

         To be certain that your shares are voted at the Meeting, whether or not you plan to attend in person, please sign, date and return the enclosed proxy card as soon as possible. Your vote is important.

         At the Meeting, management will review the Company's activities during the past year and its plans and prospects for the future. An opportunity will be provided for questions by shareholders. I hope you will be able to join us.

                                Sincerely,

                                NASHVILLE COUNTRY CLUB, INC.



                                Thomas Jackson Weaver III
                                Chairman of the Board, Chief Executive Officer
                                   and President

                          NASHVILLE COUNTRY CLUB, INC.
                          402 HERITAGE PLANTATION WAY
                        HICKORY VALLEY, TENNESSEE  38042


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD SEPTEMBER 16, 1996


To the Shareholders of
NASHVILLE COUNTRY CLUB, INC.

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Nashville Country Club, Inc. (the "Company") will be held on Monday, September 16, 1996, at the Liftside Inn at The Village at Breckenridge Resort, Breckenridge, Colorado, commencing at 9:00 a.m. local time, for the following purposes:

          (i) To elect eleven directors to hold office until the next annual meeting of shareholders and until their successors are duly elected and qualify; and

         (ii) To transact such other business as may properly come before the Meeting or any adjournment thereof.

         A copy of the Proxy Statement relating to the Meeting, in which the foregoing matters are described in more detail, and the Annual Report outlining the Company's operations for the fiscal year ended December 31, 1995, accompanies this Notice of Annual Meeting of Shareholders.

         Only shareholders of record at the close of business on August 30, 1996 are entitled to notice of and to vote at the Meeting or any adjournment thereof. A list of such shareholders, arranged in alphabetical order and showing the address of and the number of shares registered in the name of each such shareholder, will be available for examination by any shareholder for any purpose germane to the Meeting during ordinary business hours for a period of at least ten days prior to the Meeting at the offices of the Company at 402 Heritage Plantation Way, Hickory Valley, Tennessee.

         Your vote is important. Whether or not you expect to be personally present at the Meeting, please complete, sign, date and return promptly the enclosed proxy in the enclosed pre-addressed, postage-paid return envelope.

                                        By Order of the Board of Directors,



                                        Frank A. McKinnie Weaver, Sr.
                                        Secretary

August 30, 1996

                          NASHVILLE COUNTRY CLUB, INC.
                          402 HERITAGE PLANTATION WAY
                        HICKORY VALLEY, TENNESSEE  38042


                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS


                         TO BE HELD SEPTEMBER 16, 1996

         This Proxy Statement and the accompanying form of proxy, Notice of Annual Meeting of Shareholders and letter to shareholders are first being mailed to shareholders of Nashville Country Club, Inc. (the "Company") on or about September 3, 1996, in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders (the "Meeting") to be held at the Liftside Inn at The Village at Breckenridge Resort, Breckenridge, Colorado, on Monday, September 16, 1996, at 9:00 a.m.


                            SOLICITATION OF PROXIES

         The expense of the solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by the directors, officers and employees of the Company by other means, including telephone, telegraph or in person. No special compensation will be paid to directors, officers or employees for the solicitation of proxies. To solicit proxies, the Company also will request the assistance of banks, brokerage houses and other custodians, nominees or fiduciaries, and, upon request, will reimburse such organizations or individuals for their reasonable expenses in forwarding soliciting materials to beneficial owners and in obtaining authorization for the execution of proxies. The Company will also use the services of the proxy solicitation firm of Corporate Investor Communications, Inc. to assist in the solicitation of its proxies. For such services the Company will pay a fee that is not expected to exceed $5,000, plus out-of-pocket expenses.


                               PURPOSE OF MEETING

         At the Meeting, action will be taken to elect eleven directors to hold office until the next annual meeting of shareholders and until their successors shall have been elected and qualify. The Board of Directors does not know of any other matter that is to come before the Meeting. If any other matters are properly presented for consideration, however, the persons authorized by the enclosed proxy will have discretion to vote on such matters in accordance with their best judgment.

         Shareholders are urged to sign the accompanying form of proxy, solicited on behalf of the Board of Directors of the Company, and, immediately after reviewing the information contained in this Proxy Statement and in the Annual Report outlining the Company's operations for the fiscal year ended December 31, 1995, return it in the envelope provided for that purpose. Valid proxies will be voted at the Meeting and any adjournment or adjournments thereof in the manner specified therein. If no directions are given but proxies are executed in the manner set forth therein, such proxies will be voted FOR the election of the nominees for director set forth in this Proxy Statement.


                              REVOCATION OF PROXY

         Any shareholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise by giving written notice to the Secretary of the Company of such revocation, voting in person at the Meeting, or executing and delivering to the Secretary of the Company a later-dated proxy.

                         QUORUM AND VOTING REQUIREMENTS

         Only shareholders of record as of the close of business on August 30, 1996 (the "Record Date") are entitled to notice of and to vote at the Meeting or any adjournments thereof. As of the close of business on the Record Date, there were 4,590,435 shares of the Company's common stock, no par value per share (the "Common Stock"), issued and outstanding and entitled to vote. Each shareholder of record on the Record Date is entitled to one vote for each share of Common Stock held. A majority of the outstanding shares of Common Stock, represented in person or by proxy, will constitute a quorum at the Meeting; however, if a quorum is not present or represented at the Meeting, the shareholders entitled to vote thereat, present in person or represented by proxy, have the power to adjourn the Meeting from time to time, without notice, other than by announcement at the Meeting, until a quorum is present or represented. At any such adjourned Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original Meeting.

         Each share of Common Stock may be voted to elect up to eleven individuals (the number of directors to be elected) as directors of the Company. To be elected, each nominee must receive a plurality of all votes cast with respect to such position as director. It is intended that, unless authorization to vote for one or more nominees for director is withheld, proxies will be voted FOR the election of all of the nominees named in this Proxy Statement.

         Votes cast by proxy or in person will be counted by two persons appointed by the Company to act as inspectors for the Meeting. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. Abstentions will have no effect on the outcome of the election of directors.

         Broker non-votes occur where a broker holding stock in street name votes the shares on some matters but not others. Brokers are permitted to vote on routine, non-controversial proposals in instances where they have not received voting instructions from the beneficial owner of the stock but are not permitted to vote on non-routine matters. The missing votes on non-routine matters are deemed to be "broker non-votes." The election inspectors will treat broker non-votes as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. However, for the purpose of determining the outcome of any matter as to which the broker or nominee has indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

                            ELECTION OF DIRECTORS

         The current Board of Directors consists of eleven members. At the Meeting, eleven directors, to hold office until the next annual meeting of shareholders and until their successors have been elected and qualify, are to be elected. Each of the nominees has consented to serve as a director if elected. If any of the nominees shall become unable or unwilling to stand for election as a director (an event not now anticipated by the Board of Directors), proxies will be voted for such substitute as shall be designated by the Board of Directors. The following table sets forth for each nominee for election as a director of the Company, his age, principal occupation, position with the Company, if any, and certain other information.


              NAME                   AGE                 PRINCIPAL OCCUPATION                 DIRECTOR SINCE
              ----                   ---                 --------------------                 --------------
Frank Bumstead                        53     Since 1989, Mr. Bumstead has been President         June 1993
                                             and a principal shareholder of Flood,
                                             Bumstead, McCready & McCarthy, Inc., a
                                             business management firm which represents
                                             the financial interests of artists, song
                                             writers and producers in the music industry
                                             ("FBMM, Inc."). Since 1993, he has also
                                             served as Chairman and Chief Executive
                                             Officer, and been a principal shareholder,
                                             of FBMS Financial, Inc., a registered
                                             investment advisor under the Investment
                                             Company Act of 1940 ("FBMS Financial"). From
                                             1986 to December 1990, Mr. Bumstead was
                                             President of Bumstead Co., a financial
                                             consulting company. He is also Vice Chairman
                                             of the Board of Response Oncology Inc., a
                                             health care services firm listed on The
                                             Nasdaq Stock Market, Chairman of the Board
                                             of Brentwood National Bank in Brentwood,
                                             Tennessee, and a director of Veritas Music
                                             Entertainment, Inc.

Charles Flood                         51     Since 1989, Mr. Flood has been the Chairman         May 1995
                                             of the Board and a principal shareholder of
                                             FBMM, Inc. Since 1993 he has also served as
                                             a Director and Treasurer, and been a
                                             principal shareholder, of FBMS Financial.
                                             Prior to that time, Mr. Flood worked at
                                             Capitol Records in Nashville as the Director
                                             of Artist Relations and later as Director of
                                             Talent Acquisition. Mr. Flood is a director
                                             of Veritas Music Entertainment, Inc.

Jeffrey McIntyre                      46     Mr. McIntyre has served as Co-Managing             April 1996
                                             Director of The Village at
                                             Breckenridge Resort (the "Resort") since
                                             December 1994.  From 1988 to 1994,
                                             Mr. McIntyre was Senior Vice President of
                                             Operations for Doubletree/Guest Quarters
                                             Suite Hotels.  Mr McIntyre has also served
                                             in senior management positions for Radisson
                                             Hotel Corporation and Sheraton Hotel
                                             Corporation.

Prab Nallamilli                       47     Mr. Nallamilli has served as Director of            June 1993
                                             Operations of the Company since June 1993.
                                             From 1971 to 1991, Mr. Nallamilli served in
                                             various capacities for Hard Rock
                                             International plc and its predecessors, most
                                             recently as Director of World Wide
                                             Operations.  Since 1991, Mr. Nallamilli has
                                             owned and operated restaurants in London and
                                             has served as a consultant in the restaurant
                                             industry.


              NAME                   AGE                 PRINCIPAL OCCUPATION                 DIRECTOR SINCE
              ----                   ---                 --------------------                 --------------
Louis J. Risi, Jr.                    59     For more than the past five years, Mr. Risi        April 1996
                                             has served as the Chairman and Chief
                                             Executive Officer of Risi Holdings Group, a
                                             private investment and operating company.
                                             Prior to that time, Mr. Risi held various
                                             executive positions, including President,
                                             Director and Chairman of the Executive
                                             Committee of Norin Corp., an American Stock
                                             Exchange-traded company, Chairman and Chief
                                             Executive Officer of National Investors Fire
                                             and Casualty Company, Executive Vice-
                                             President and Director of the Detroit Red
                                             Wings Hockey Club, Inc., member of the Board
                                             of Governors of the National Hockey League,
                                             Member of the Advisory Counsel of the
                                             American Stock Exchange, Director of the
                                             Chicago Rock Island and Pacific Railroad,
                                             Director of Midland National Bank, Executive
                                             Vice President and Director of Ivan Tors
                                             Films, Inc., Director of Upper Lakes
                                             Shipping, Ltd., Director of Maple Leaf
                                             Mills, Ltd., Director of Investors Equity
                                             Life Insurance Company of Hawaii, Director
                                             of Corporate Foods, Inc. and Director of
                                             Southeast Airlines, Inc. Mr. Risi is a
                                             director of Bankmanagers Corp., a bank
                                             holding company in Milwaukee, Wisconsin. Mr.
                                             Risi is the father of Steven L. Risi.

Steven L. Risi                        40     Mr. Risi has served as the Chief Financial         April 1996
                                             Officer of Risi Holdings Group since 1989.
                                             He has also served as trustee and personal
                                             adviser to the beneficiary of the Bruce A.
                                             Norris Trust, Wendy G. Norris, since 1988.
                                             Mr. Risi is a director of Community Bank of
                                             Homestead, Florida. Mr. Risi is a certified
                                             public accountant. Mr. Risi is the son of
                                             Louis J. Risi, Jr.

Jose F. Rosado                        48     For more than the past five years, Mr.             April 1996
                                             Rosado has served as the Chief Executive
                                             Officer of IBEX Institutional Advisors
                                             ("IBEX"), a real estate investment and
                                             management firm serving the domestic pension
                                             fund industry and corporate and individual
                                             offshore investors. Included among IBEX's
                                             clients is the California Public Employees'
                                             Retirement System, the largest public
                                             pension fund in the United States. In 1976,
                                             Mr. Rosado pioneered the "counter-cyclical"
                                             investment strategy, helping to organize
                                             Florida Atlantic Investments, Inc., a real
                                             estate investment fund which, together with
                                             the Trust Department of Chemical Bank and
                                             various offshore investment groups, acquired
                                             distressed real estate from the REIT
                                             industry. From 1978 to 1982, Mr. Rosado
                                             served as President of Shearson Properties
                                             International, a division of Shearson Hayden
                                             Stone engaged in real estate investments for
                                             Shearson's offshore investors. In 1982, when
                                             American Express acquired Shearson Hayden
                                             Stone, Mr.




              NAME                   AGE                 PRINCIPAL OCCUPATION                 DIRECTOR SINCE
              ----                   ---                 --------------------                 --------------
                                             Rosado formed Interholden Equities and
                                             subsequently IBEX to continue his investment
                                             and advisory activities in the real estate
                                             industry.


Mark van Hartesvelt                   45     Mr. van Hartesvelt has served as Co-Managing       April 1996
                                             Director of the Resort since December 1994.
                                             From 1989 to 1994, Mr. van Hartesvelt was
                                             Senior Vice President of Marketing and Sales
                                             for Doubletree/Guest Quarters Suite Hotels.
                                             Mr. van Hartesvelt has also served in senior
                                             management positions in marketing, strategic
                                             planning and operations with Pratt Hotels
                                             Corporation, Resorts International, Harrah's
                                             Casinos, Holiday Inns, Inc., and Levanthal
                                             and Horwath.

Frank A. McKinnie Weaver, Sr.         36     Since 1994, Mr. Weaver has served as Vice           June 1993
                                             President, Private Banking, for the National
                                             Bank of Commerce ("NBC") in Memphis,
                                             Tennessee. NBC is a wholly-owned subsidiary
                                             of National Commerce Bancorporation. Prior
                                             to joining NBC, Mr. Weaver served as Vice
                                             President and Director of Whiteville Bank
                                             from 1991 to 1994. Mr. Weaver is also a
                                             director of Heritage Trust Company, Heritage
                                             Farms of Hickory Valley, Inc., and a member
                                             of the Board of Regents of the Mid-South
                                             School of Banking. Mr. Weaver is the brother
                                             of Thomas J. Weaver III.

Thomas Jackson Weaver III             39     Mr. Weaver has served as Chairman of the            June 1993
                                             Board, President and Chief Executive Officer
                                             of the Company since June 1993. From 1986 to
                                             1988, Mr. Weaver served as president of Hard
                                             Rock International plc, an English public
                                             company whose securities traded on the
                                             London Stock Exchange and the American Stock
                                             Exchange. Since 1988 he has been the
                                             President of Heritage Trust Company, a
                                             corporation with investments in numerous
                                             public and private companies.  Mr. Weaver
                                             continues to serve as President of Heritage
                                             Trust Company, but devotes his full-time
                                             efforts to the business operations of the
                                             Company. Mr. Weaver is the brother of Frank
                                             A. McKinnie Weaver, Sr.

Kyle Young                            42     Since 1985, Mr. Young has been the Deputy           March 1996
                                             Director of the Country Music Foundation
                                             (the "CMF"). From 1975 to 1985, Mr. Young
                                             was employed by the CMF in various other
                                             capacities, including involvement in the
                                             development and licensing of television
                                             shows, radio programs and music festivals
                                             produced by the CMF. Mr. Young is actively
                                             involved in the Country Music Association,
                                             the National Academy of the Recording Arts
                                             and Sciences, the National Association of
                                             Independent Record Distributors, the
                                             Nashville Entertainment Association, the
                                             Inter-Museum Council of Nashville, the
                                             Nashville


              NAME                   AGE                 PRINCIPAL OCCUPATION                 DIRECTOR SINCE
              ----                   ---                 --------------------                 --------------
                                             Institute for the Arts and Vanderbilt
                                             University Press.


MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During the fiscal year ended December 31, 1995, the Board of Directors held two special meetings, both of which were teleconference meetings. Each of the directors attended at least 75% of all meetings held by the Board of Directors and all meetings of each committee of the Board of Directors on which such director served during the fiscal year ended December 31, 1995 or, in the case of Mr. Flood, during the period in which he was a director.

         The Board of Directors has an Audit Committee, a Compensation Committee and an Executive Committee. The Board of Directors does not have a Nominating Committee.

         The Audit Committee currently consists of Messrs. Frank Bumstead and Steven L. Risi. The Audit Committee met one time during the fiscal year ended December 31, 1995. The functions of the Audit Committee are (i) to review significant audit and accounting policies and practices; (ii) to review the scope of audits and reports; and (iii) to review the performance of the overall accounting and financial controls of the Company. The Audit Committee also recommends to the Board of Directors the independent auditors to perform the annual audit of the Company's financial statements.

         The Compensation Committee currently consists of Messrs. Thomas J. Weaver (Chairman), McIntyre, Louis J. Risi, Steven L. Risi and van Hartesvelt. The functions of the Compensation Committee are (i) to review and recommend to the Board of Directors the direct and indirect compensation and employee benefits of the Company's executive officers; (ii) to review and administer the Company's employee benefit plans; (iii) to review the Company's policies relating to employee and executive compensation; and (iv) to review management's long-range planning for executive development and succession. The Compensation Committee also performs the functions of the nominating committee of the Board of Directors. The Compensation Committee did not meet during the fiscal year ended December 31, 1995.

         The Executive Committee was formed in May 1996 and currently consists of Messrs. Thomas J. Weaver (Chairman), McIntyre and van Hartesvelt.

COMPENSATION OF DIRECTORS

         Non-employee members of the Board of Directors are paid a fee of $100 for each board meeting personally attended and are reimbursed for their out-of-pocket expenses incurred in attending board meetings.

                               EXECUTIVE OFFICERS

         The executive officers of the Company serve at the discretion of the Board of Directors and are chosen annually by the Board at its meeting coinciding with the annual meeting of shareholders. The following table sets forth the names and ages of the executive officers of the Company and all positions held with the Company by each individual.

                        Name                           Age                           Title
                        ----                           ---                           -----
Thomas J. Weaver III  . . . . . . . . . . . . . . .    39           Chairman of the Board, Chief Executive Officer
                                                                    and President
Jeffrey McIntyre  . . . . . . . . . . . . . . . . .    46           Director, Co-Managing Director of the Resort
Mark van Hartesvelt . . . . . . . . . . . . . . . .    45           Director, Co-Managing Director of the Resort
Prab Nallamilli . . . . . . . . . . . . . . . . . .    47           Director, Director of Operations
Frank A. McKinnie Weaver, Sr. . . . . . . . . . . .    36           Director, Secretary

         For a description of the business experience of Messrs. McIntyre, Nallamilli, van Hartesvelt, Frank A. Weaver and Thomas J. Weaver, see "Election of Directors."


                             EXECUTIVE COMPENSATION

         The following table sets forth certain information with respect to annual and long-term compensation for services in all capacities for fiscal years 1995 and 1994 paid to Thomas J. Weaver, III, the Company's Chief Executive Officer. None of the other executive officers of the Company who were serving as such at December 31, 1995 received compensation in excess of $100,000 for fiscal year 1995.

                           SUMMARY COMPENSATION TABLE

                                                               Annual Compensation
                                                             -----------------------
Name and Principal Positions               Year              Salary            Bonus
- ----------------------------               ----              ------            -----
Thomas J. Weaver, III                      1995             $125,000             $0
   Chairman, Chief Executive               1994               88,942              0
   Officer and President

EMPLOYMENT AGREEMENTS

         The Company has entered into an employment agreement with Thomas J. Weaver III for a term of five years, commencing January 1, 1994. The agreement provides for an annual base salary of $125,000 and an annual bonus as determined by the Board of Directors based on the operating results of the Company. The agreement is automatically renewed on each anniversary date for an additional five-year term unless it is terminated by either party prior to the anniversary date. The agreement provides that Mr. Weaver is entitled to payment for the unexpired portion of the current term in the event his employment is terminated without cause by the Company. Under the agreement, cause is defined to include failure to perform the duties of his office, breach of fiduciary duty to the Company and willful violation of the confidentiality or non-competition provisions of the agreement.

         The Company has entered into an employment agreement with Prab Nallamilli for a term of five years, commencing January 1, 1994. The agreement provides for an annual base salary of $35,000. The agreement is automatically renewed on each anniversary date for an additional five-year term unless it is terminated by either party prior to the anniversary date.

         The Company has entered into employment agreements with Mark van Hartesvelt and Jeff McIntyre for five year terms, commencing April 29, 1996. The agreements provide for annual base salaries of $125,000 and annual incentive bonuses equal to one half of one percent of the Resort's gross revenues for the immediately preceding fiscal year.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table and the notes thereto set forth certain information with respect to the beneficial ownership of shares of Common Stock and Preferred Stock of the Company, as of August 30, 1996, by each person or group within the meaning of Section 13(d)(3) of the Exchange Act who is known to the management of the Company to be the beneficial owner of more than five percent of the outstanding Common Stock of the Company, each nominee for director, the Chief Executive Officer and by all executive officers and directors as a group:

                                            COMMON                       COMMON STOCK      PREFERRED    PERCENT OF
         NAME AND ADDRESS OF                 STOCK       UNEXERCISED     BENEFICIALLY        STOCK        COMMON
         BENEFICIAL OWNER (1)              OWNED (2)       OPTIONS           OWNED           OWNED      STOCK OWNED
         --------------------              ---------       -------           -----           -----      -----------
Thomas Jackson Weaver III . . . . . .     780,000               0          780,000         152,839        17.0%
Prab Nallamilli . . . . . . . . . . .           0          10,000           10,000               0           *
Frank Bumstead  . . . . . . . . . . .           0               0                0          36,099           0
Charles Flood . . . . . . . . . . . .           0               0                0          36,099           0
Jeffrey McIntyre  . . . . . . . . . .      18,233               0           18,233               0           *
Louis J. Risi, Jr.  . . . . . . . . .     129,322          10,000          139,322               0         3.0
Steven L. Risi  . . . . . . . . . . .      10,684          10,000           20,684               0           *
Jose F. Rosado  . . . . . . . . . . .     212,094          10,000          222,094               0         5.0
Mark van Hartesvelt . . . . . . . . .      18,233               0           18,233               0           *
Frank A. McKinnie Weaver, Sr. . . . .           0               0                0          54,000           0
Kyle Young  . . . . . . . . . . . . .           0               0                0               0           0
All executive officers and directors
    as a group (11 persons) . . . . .   1,168,566          40,000        1,208,566         268,135        26.3

- ------------------
* Represents less than one percent of the Common Stock outstanding.

(1) The address for Messrs. Weaver, Nallamilli and Weaver is 402 Heritage Plantation Way, Hickory Valley, Tennessee 38042, the address for Messrs. Bumstead and Flood is 1700 Hayes Street, Suite 304, Nashville, Tennessee 37203, the address for Mr. Young is 4 Music Square East, Nashville, Tennessee 37203, the address for Messrs. McIntyre and van Hartesvelt is 535 South Park, Breckenridge, Colorado 80424 and the address for Messrs. Risi, Rosado and Risi is 2333 Ponce de Leon Blvd., Suite 650, Coral Gables, Florida 33134.

(2) Except as otherwise indicated, (i) the persons named in this table have sole voting and investment power with respect to all shares of capital stock shown as beneficially owned by them, and (ii) none of the shares shown in this table or referred to in the footnotes hereto are shares of which the persons named in this table have the right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) promulgated under the Exchange Act.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires that Company directors, executive officers and persons who own more than 10% of the Common Stock file initial reports of ownership and reports of changes in ownership of Common Stock with the Securities and Exchange Commission (the "SEC"). Officers, directors and shareholders who own more than 10% of the Common Stock are required by the SEC to furnish the Company with copies of all
Section 16(a) reports they file.

         To the Company's knowledge, based solely on the review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1995, all Section 16(a) filing requirements applicable to its officers, directors and 10% shareholders were complied with.

                              INDEPENDENT AUDITORS

         The Board of Directors, upon recommendation of its Audit Committee, has appointed Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 1996. A representative of Arthur Andersen is expected to be present at the Meeting to answer any appropriate questions and to make a statement if he desires to do so.

         On May 8, 1996, the Company dismissed Ernst & Young LLP ("Ernst & Young"), the Company's independent auditor for the fiscal years ended December 31, 1994 and December 31, 1995. The reports of Ernst & Young on the Company's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that the 1995 Report of Ernst & Young contained an explanatory paragraph with respect to a going concern uncertainty. The Company's Board of Directors participated in and approved the decision to change independent auditors. Representatives of Ernst & Young are not expected to be present at the Meeting.

         In connection with its audits of the Company's financial statements for the two fiscal years ended December 31, 1994 and December 31, 1995, and the subsequent interim period through May 8, 1996, except as stated in the remainder of this paragraph, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young would have caused Ernst & Young to make reference thereto in its report. Ernst & Young advised the Company that (a) on December 19, 1995 the Company indicated to Ernst & Young that it desired to reflect the operating results of an acquired business as of January 1, 1996, even though the business combination would likely be completed subsequent to that date and would be contingent upon the consummation of a public offering of the Company's equity securities and other conditions, and (b) Ernst & Young orally advised the Company at that time that generally the operations of an entity acquired in a purchase business combination would be reflected from the date that the transaction was completed. On May 8, 1996, the Company engaged Ehrhardt Keefe Steiner & Hottman P.C. as its independent auditors for the interim period prior to the appointment of new independent auditors for the fiscal year ending December 31, 1996.

                        PROPOSALS FOR SHAREHOLDER ACTION

                           I.  ELECTION OF DIRECTORS

         The nominees for election as directors are Frank Bumstead, Charles Flood, Jeffrey McIntyre, Prab Nallamilli, Louis J. Risi, Jr., Steven L. Risi, Jose F. Rosado, Mark van Hartesvelt, Frank A. McKinnie Weaver, Sr., Thomas J. Weaver III and Kyle Young. Information concerning the nominees is set forth in the section captioned "Election of Directors."

             THE BOARD RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.


                                 OTHER MATTERS

         The management of the Company is not aware of any other matters to be presented for action at the Meeting; however, if any such matters are properly presented for action, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matters.

                             SHAREHOLDER PROPOSALS

         Proposals of shareholders intended to be presented at the 1997 annual meeting of shareholders of the Company must be received by the Secretary of the Company at the Company's principal executive office no later than January 1, 1997, in order to be included in the proxy statement and form of proxy for such meeting.


                                        By Order of the Board of Directors



                                        FRANK A. MCKINNIE WEAVER, SR.
                                        Secretary

August 30, 1996
Hickory Valley, Tennessee


         SHAREHOLDERS ARE URGED, REGARDLESS OF THE NUMBER OF SHARES OF COMMON STOCK OF THE COMPANY OWNED, TO DATE, SIGN AND RETURN THE ENCLOSED PROXY. YOUR COOPERATION IN GIVING THESE MATTERS YOUR IMMEDIATE ATTENTION AND IN RETURNING YOUR PROXY PROMPTLY IS APPRECIATED.

PROXY

                         NASHVILLE COUNTRY CLUB, INC.

      PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 16, 1996

The undersigned hereby appoints Thomas J. Weaver III and Frank A. McKinnie Weaver, Sr., or either of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the annual meeting of shareholders of Nashville Country Club, Inc., to be held at the Liftside Inn at The Village at Breckenridge - A Wyndham Resort, Breckenridge, Colorado, on Monday, September 16, 1996, and at any adjournments thereof, on all matters coming before said meeting.

Election of Directors, Nominees:

Frank Bumstead, Charles Flood, Jeffrey McIntyre, Prab Nallamilli, Louis J. Risi, Jr., Steven L. Risi, Jose F. Rosado, Mark van Hartesvelt, Frank A. McKinnie Weaver, Sr., Thomas J. Weaver III and Kyle Young.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.



                                                        -------------------
                                                         SEE REVERSE SIDE
                                                        -------------------


[X] PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE.

         FOR             WITHHELD
    ALL NOMINEES         FROM ALL
(EXCEPT AS NOTED BELOW)  NOMINEES
        [  ]               [  ]

1. Election of Directors (see reverse).

FOR ALL NOMINEES, EXCEPT VOTE WITHHELD FROM THE
FOLLOWING NOMINEE(S):

- ----------------------------
NOMINEES:
Frank Bumstead
Charles Flood
Jeffrey McIntyre
Prab Nallamilli
Louis J. Risi, Jr.
Steven L. Risi
Jose F. Rosado
Mark van Hartesvelt
Frank A. McKinnie Weaver Sr.
Thomas J. Weaver III
Kyle Young

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE